SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) February 10, 2000


                          FrontierVision Holdings, L.P.
                   FrontierVision Holdings Capital Corporation
                 FrontierVision Holdings Capital II Corporation
            (Exact names of registrants as specified in its charter)

   Delaware                      333-36519                     84-1432334
   Delaware                      333-36519-01                  84-1432976
   Delaware                      333-75567-01                  84-1481765
 (States or other           (Commission File Nos.)           (IRS Employer
 jurisdiction of                                          Identification Nos.)
  incorporation)

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               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)

        Registrants' telephone number, including area code (814) 274-9830



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Item 4. Changes in Registrant's Certifying Accountant

(a) Effective February 10, 2000, FrontierVision Holdings, L.P. (the "Registrant") dismissed KPMG LLP ("KPMG") as the independent certified public accountants for FrontierVision Holdings, L.P. and subsidiaries. This decision was made by the general partner of FrontierVision Holdings, L.P. along with the related decision discussed in (b) below to engage Deloitte & Touche LLP ("Deloitte & Touche"), effective the same date, as the independent certified public accountants for FrontierVision Holdings, L.P. and subsidiaries.

         The audit reports of KPMG on the consolidated financial statements of FrontierVision Holdings. L.P. and subsidiaries as of and for the years ended December 31, 1997 and December 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 1997 and December 31, 1998 and the subsequent interim period through September 30, 1999, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

         A letter from KPMG is attached as an exhibit to this Form 8-K.

(b) Effective February 10, 2000, FrontierVision Holdings, L.P. engaged Deloitte & Touche as the independent certified public accountants for FrontierVision Holdings, L.P. and subsidiaries for the fiscal year ended December 31, 1999. Deloitte & Touche are also the independent certified public accountants for Adelphia Communications Corporation, the parent and sole owner of FrontierVision Holdings, L.P. See Form 8-K of the Registrant filed October 15, 1999.

         During the Registrant's two fiscal years ended December 31, 1997 and December 31, 1998 and the subsequent interim period preceding Deloitte & Touche's appointment, the Registrant did not consult Deloitte & Touche regarding
(i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K

Item 7. Financial Statements and Exhibits.

         (c) Exhibits

Exhibit Number                  Description

     16                         Letter from KPMG LLP (filed herewith).





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                    FRONTIERVISION HOLDINGS, L.P.

                                    By:  FrontierVision Partners, L.P., its
                                         general partner

                                    By:  Adelphia GP Holdings, L.L.C., its
                                         general partner

                                    By:  ACC Operations, Inc., its sole member

Date:    February 10, 2000          By:  /s/  Timothy J. Rigas
                                              ----------------
                                         Timothy J. Rigas
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Accounting
                                         Officer, and Treasurer

                                  FRONTIERVISION HOLDINGS CAPITAL CORPORATION

Date:    February 10, 2000          By:  /s/  Timothy J. Rigas
                                         Timothy J. Rigas
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Accounting
                                         Officer, and Treasurer


                                 FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

Date:    February 10, 2000          By:  /s/  Timothy J. Rigas
                                              ----------------
                                         Timothy J. Rigas
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Accounting
                                         Officer, and Treasurer


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                                  EXHIBIT INDEX

Exhibit Number                  Description

    16                          Letter from KPMG LLP (filed herewith).